SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 6, 2000
                                                        ------------------


                                CORECOMM LIMITED
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             (Exact name of registrant as specified in its charter)


Delaware                      000-31359                     23-3032245
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(State or other               (Commission                   (IRS Employer
jurisdiction                  File Number)                  Identification No.)
of incorporation)


110 East 59th Street
New York, NY                                                10022
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:         (212) 906-8485
                                                     ---------------------------


                      ATX Telecommunications Services, Inc.
                                50 Monument Road
                              Bala Cynwyd, PA 19004
                                 (610) 668-6300
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          (Former name or former address, if changed since last report)

                                     Page 1
                       This document consists of 4 pages.
           The exhibit index is contained on page 4 of this document.

Item 5.  OTHER EVENTS.
         ------------

         On September 29, 2000, in connection with the completion of the merger transactions described in the Registrant's Registration Statement on Form S-4 (File No. 333-44028) under the Securities Act of 1933, as filed with the Securities and Exchange Commission on August 17, 2000, the Registrant changed its name to "CoreComm Limited."

         On September 29, 2000, the Board of Directors of the Registrant adopted a shareholder rights plan. The terms of the rights and the plan are summarized in the Registrant's Registration Statement on Form 8-A, filed on September 29, 2000 and are incorporated by reference into this report.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (c)      Exhibits.

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

4.1 Rights Agreement, dated as of September 29, 2000, between the Registrant and Continental Stock Transfer & Trust Company, which includes the Form of Certificate of Designation for the Series C Junior Participating Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B and the Form of Rights to Purchase Series C Junior Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, Right Certificates will not be mailed until after the Distribution Date (as defined therein) (Incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on Form 8-A, filed on September 29, 2000).

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              CORECOMM LIMITED


                              By   /s/ Richard J. Lubasch
                                   ----------------------------------
                                   Name:  Richard J. Lubasch
                                   Title: Senior Vice President, General Counsel
                                            and Secretary


Dated: October 6, 2000

                                  Exhibit Index

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

4.1 Rights Agreement, dated as of September 29, 2000, between the Registrant and Continental Stock Transfer & Trust Company, which includes the Form of Certificate of Designation for the Series C Junior Participating Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B and the Form of Rights to Purchase Series C Junior Preferred Stock as Exhibit C. Pursuant to the Rights Agreement, Right Certificates will not be mailed until after the Distribution Date (as defined therein) (Incorporated by reference to Exhibit 4.3 to the Registrant's Registration Statement on Form 8-A, filed on September 29, 2000).